UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22572

Destra Multi-Alternative Fund

(Exact name of registrant as specified in charter)

443 N Willson Avenue

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 N Willson Avenue

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

Date of fiscal year end: February 28

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

(a)

Destra Multi-Alternative Fund

Annual Report

February 28, 2022

Letter to Shareholders

As of February 28, 2022

Dear Shareholders,

Here in early 2022, we hope that this annual letter finds you and your families and colleagues safe and well. As always, we want to start by thanking you for your support and for being a part of the Destra Multi-Alternative Fund (“DMA” or the “Fund”) family and we recognize the trust you have placed in us through your investment and ownership of the Fund.

The Fiscal Year, ended February 28, 2022 was a remarkable one for the Fund, culminating late in the Fiscal Year, but early in the new calendar year of 2022, with the listing of the Fund’s Common Shares on the New York Stock Exchange under the trading symbol, “DMA”. The Annual Report, of which this letter is a part, is a review of the financial condition of the Fund through the end of the Fiscal Year and includes commentary and outlook from the Fund’s Sub-Advisor, Validus Growth Investors, LLC (“Validus”).

Economic and Market Conditions

Two years on from the onset of the COVID-19 pandemic and much of the world has begun transitioning to an endemic environment. The expectation of this at the end of 2021 and into the first few weeks of 2022 set up pressures in the market that have led to a rapid increase in inflation as the world returned to work, productivity and increased economic activity. All of this was amplified by significant, historic amounts of liquidity that had been pumped into the world economy for two years in an effort by governments to offset the consequences of mandated lockdowns and restrictions, originally imposed in mid-2020 as an effort, now in hindsight clearly futile, to defeat the spread of the COVID-19 virus.

For the Fiscal Year, the Fund returned 1.79% at NAV which compared to 4.07% for the Morningstar Diversified Alts Index and 3.35% for the Morningstar Fund MultiStrategy Category, respectively. The Fund, which employs a multi-alternative strategy, has functioned as a good diversifier in a well-balanced portfolio by helping to increase diversification, providing alternative sources of return and value and mitigating overall portfolio volatility, through historically low correlation to traditional stocks and bonds and even other alternatives.

For reference, stocks, as measured by the S&P 500 returned 16.39% in the Fiscal Year, and bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index returned -2.64% during the same period.

As noted above, the Fund made an important organizational change when it listed its Common Shares on the New York Stock Exchange (NYSE) on January 13, 2022; converting from a closed-end interval fund, which it had operated as since its inception almost 10 years ago, to an exchange listed closed-end fund.

For those Shareholders who are not as familiar with a listed closed-end fund, there are some important specifics to point out. First, the Fund has now ceased its capital raising activities and no longer issues new shares to investors or subscribers. Additionally, it has ceased its interval redemptions. The asset base of the Fund is now fixed, or “closed,” hence the term closed-end fund. Going forward, shares of the Fund may be traded or exchanged on the NYSE, like shares of publicly traded companies. Also, the Fund now has the Net Asset Value or NAV price, which continues to be calculated each night showing the value of the Fund’s portfolio as of the close of business each day and a quoted Market Price, which is sometimes abbreviated as MKT.

The market price now reflects the transaction value of a share of the Fund as quoted by the Exchange for one shareholder to trade shares with another. Closed-end funds can and often do trade at market prices (“MKT”) that are meaningfully different from the calculated NAV per share. These differences can be either a premium, where MKT is higher than NAV, or a discount, where MKT is less than NAV. Historically, closed-end funds have tended to trade at discounts most of the time.

Part of Destra Capital Advisors LLC’s role and duties on behalf of the Fund, in addition to being the Fund’s investment advisor, is to provide secondary market services and support to the Fund through our efforts to engage with the investing public and, in particular, industry and financial professionals who specialize in trading and investing in closed-end funds. We provide readily available public information to the market and work to raise awareness about the Fund, its investment strategy, portfolio, and performance. The goal is to have a well-educated market, which can help improve the trading environment for both buyers and sellers by ensuring valuable information flow to market participants.

As an NYSE listed company, DMA will now provide regular public filings about the holdings and financial condition of the Fund. As a shareholder, you may receive this information through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC (AST) at 800-591-8238.

We close this letter by noting that right at the end of the Fund’s Fiscal Year, the world was shaken by the Russian invasion of Ukraine; the consequences of which have been an immediate shock to financial and energy markets. This has a meaningful impact on the outlook for inflation, where the Federal Reserve may take rates, and how markets respond to the growing sanctions and restrictions placed on doing business with Russia and certain firms. Validus is monitoring all of this and incorporating the latest information into how they view opportunities for the Fund and its portfolio going forward. However, we would be remiss, if we did not close by saying the economic issues and consequences we may face pale in comparison to the life and death consequences being visited on a free and peaceful Ukrainian people today. Our thoughts and prayers are with them as they face down one of the world’s true tyrants.

Destra Multi-Alternative Fund

DMA is a closed-end fund that trades on the New York Stock Exchange under the symbol “DMA” and is advised by Destra Capital Advisors LLC and sub-advised by Validus Growth Investors, LLC. DMA’s investment objective is to seek returns from capital appreciation and income with an emphasis on income generation by investing in a broad, multi-strategy portfolio of alternative investments across alternative credits, real estate & infrastructure, hedging strategies, commodities & currencies, and direct private equities.

Thank you again for your continued support of DMA. If you have questions about the Fund, please call Destra at 1-877-855-3434, or visit the Fund’s website at www.destracapital.com/dma . If you hold your shares at a broker dealer, you may contact them for information about your account. If you hold your shares directly with the Fund, please call the Fund’s Transfer Agent AST at 800-591-8238 for questions about transactions or activity in your account.

Destra Multi-Alternative Fund
Risk Disclosure
As of February 28, 2022 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. You may obtain a prospectus through the broker dealer, where you hold your shares or by visiting the Fund’s webpage at www.destracapital.com/DMA or by calling Destra at 877-855-3434 or the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC (AST) at 800-591-8238.

Destra multi-alternative fund
Manager’s Commentary (unaudited)

Validus Growth Manager Discussion & Analysis

Investment Environment

Despite generally strong returns in most asset classes, Fiscal Year 2022 (March 1, 2021 – February 28, 2022) was another interesting and challenging year for most investors. As we started 2021, the economy was strengthening after seemingly putting the major challenges from COVID in the rearview mirror. More fiscal stimulus was promised, and at least partially delivered by Congress, albeit later than everyone expected (in March 2021). The Federal Reserve (the “Fed”) remained resolutely accommodative even though there were beginning signs of inflationary pressures due to stimulus-fueled demand for goods from consumers and supply chain disruptions initially related to COVID lockdowns. Famously now, the Fed acknowledged some inflation, but continued to label it “transitory,” expecting these pressures to ease as supply chains normalized. In our 2021 Annual Report commentary, we cautioned investors:

“We are skeptical that these programs will produce the specific intended effects – ultimately functioning as a blunt instrument rather than a precise tool. In the end, from here, much may prove to be wasteful and ultimately ill-advised, especially in light of the consequences of this unbridled spending on mounting debt loads that the recovered economy will have to bear for a long-time…and we remain less convinced that this extreme supply of “cheap” and newly printed money will have little future effect on inflationary pressures than most. To wit, we have already begun seeing rates rise steadily since the start of 2021.”

Most assumed the economy was again poised for accelerated growth as the vaccine roll-out gathered steam and that spending on travel, entertainment and services in general would resume unabated. However, we again urged caution in our 2021 Annual Report commentary:

“…we are convinced that the return to normal will be anything but the smooth, across-the-board, uninhibited growth trajectory that represents the consensus view. There will be fits and starts. There will be individual winners and losers. There will be some that can execute and some that cannot.”

That said, economic activity did indeed pick up – growth of U.S. Gross Domestic Product (GDP) in the first and second calendar quarters of 2021,was 6.3% and 6.7%, respectively. However, after several good quarters, the global economic activity stalled as the rise of several COVID variants and the policy responses to them – most notably a COVID-zero policy in China – created an uneven and disjointed global recovery. In mid-summer 2021, the Delta variant took hold and spread throughout the world. U.S. GDP in the third calendar quarter was only 2.3%.

During the year, the global supply chain became an increasing focus, both in terms of delaying growth expectations and, more importantly, creating inflation. Some supply chain issues were indeed idiosyncratic and transitional – the Ever Given grounding in the Suez Canal that blocked shipping traffic for six days in March 2021 was a notable example. For the most part, these issues have proven more difficult to solve than most expected. The challenges seemed most intense in the semiconductor industry where we became acutely aware of the world’s dependence on chips, in one way or another, for most of the goods produced throughout the world. For example, many participants in the auto industry were forced to shut down production at various times and scale back expectations for 2021 and 2022 unit sales.

Regulatory actions, which largely targeted the world’s largest tech companies, also impacted markets, and created additional uncertainty. Most specifically, the Chinese government decided to get tough with its tech champions supposedly in the interests of consumer protection and opening markets to competition. In conjunction with the specter of rising rates discussed throughout, many tech companies globally were re-priced substantially lower, especially higher-flying tech stocks in the U.S. that had traded at very high multiples as future earnings are presumed to be worth less than before.

By November 2021, the Fed made a significant public shift in its guidance – suggesting that inflation was no longer transitory, but persistent and that it was taking steps to address this in its monetary policy beginning with the reduction of its bond buying program and forecasting its eventual end in the second calendar quarter of 2022 and suggesting that rate hikes were right around the corner. This “about face,” created a sea change in markets and increased volatility as the debate raged over the number, pace, and magnitude of the signaled rate hikes in 2022.

U.S. GDP growth accelerated again in the fourth quarter of 2021 to 7.0%. However, as cases from the latest variant, Omicron, increased in late December/early January, economic activity faced another setback. According to the Federal Reserve Bank of Atlanta, U.S. GDP growth in the first calendar quarter of 2022 is forecasted to be just 1.3%.

The potential for conflict in Europe was flagged by the markets as a concern in late 2021 and proved prescient as Russia invaded Ukraine in March 2022. In anticipation, commodity prices subsequently skyrocketed in December and continued to run into March 2022, especially energy-related and agricultural commodities further powering existing concerns over inflation. As a result, momentum is building for the Fed to move even more aggressively than previously indicated.

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

Interestingly, up until recently, most negative news had been assumed to create additional inflationary pressures, but little to no impact on economic growth. That said, presumptions that consumers are in great shape and would continue to spend aggressively are increasingly being called into question as inflation soars. For its part, the fixed income market remains skeptical about future growth as evidenced by changes in the yield curve, which has flattened considerably over the last six months from both movements up on the short-end (2-yr. 233 bps on 3/31/22, up from 25 bps on 6/30/21) and flattish behavior on the long-end (30-yr. 245 bps on 3/31/22, up from 209 bps on 6/30/21). With the 2/10 spread – a reliable indicator of future recessions when it inverts – at 12 bps on 3/31/22, the Fed faces a tall task in slowing down the economy without forcing it into a recession – the speed and magnitude of policy implementation will constantly have to be recalibrated given the backdrop.

Performance Discussion

General

Despite a very positive year for equities (S&P 500 Index was up 16.39% for Fiscal Year 2022), alternative asset classes largely kept pace or exceeded this high bar. This was largely a result of the pullback that we have seen so far in 2022, combined with the rise in commodities during the same time period. With fixed income markets trailing because of rising rates (Bloomberg U.S. Aggregate Bond Index was down 2.6% for Fiscal Year 2022), alternative asset classes significantly outperformed in comparison. Earlier in Fiscal Year 2022, inflation was expected to moderate, Fed policy more dovish, and economic growth unquestioned. This environment favored alternative asset classes seen as inflation-resistant and benefitting from an expanded economy like real estate investment trusts (REITs) and business development companies (BDCs). Commodities and commodity-linked securities including oil & gas, master limited partnerships (MLPs) and precious metals also moved steadily higher throughout the year. Near the end of the period, as inflation was acknowledged as structural and growth started to falter, REITs underperformed, BDCs remained steady, and commodities accelerated. Russia’s invasion of Ukraine also sent oil and safe havens like gold surging. For some perspective, as of this writing, WTI crude oil and gold were up 54% and 5% in calendar year 2022, respectively. During the commodity runup, we’ve seen liquidity issues surfacing that were similar to issues previously present in certain fixed income sectors during the COVID crisis – these bear watching. While we have been skeptical in the long-term viability of investments in oil & gas because of ESG headwinds and the push for and support of renewable energy and electric vehicles we have been impressed with the production discipline of the public oil & gas exploration and production companies and are increasingly attracted to their variable-dividend structure in a world where, increasingly, it appears that we are running short of “stuff” at reasonable prices.

Fund

With respect to the Fund’s underlying investment portfolio, for the fiscal year ended February 28, 2022, the Fund returned 1.79% on its Net Asset Value (NAV). By way of comparison, the Morningstar Diversified Alternative Total Return Index (MDATR), the most relevant benchmark, returned 4.1% for the same period. This performance resulted due to a significant performance headwind from repositioning the fund holdings to accommodate the Fund’s listing on the New York Stock Exchange in January 2022. These positions were sold at a cumulative realized net gain to the Fund and had outperformed prior to their sale. Despite this, the core underlying portfolio continued to perform well during the year, with the strongest performance coming from low-income housing, industrial real estate, collateralized loan obligations (CLOs), student housing, and public BDCs. Further, the implementation of an internally managed L/S liquid portfolio (more on that later) contributed positively even though it was not fully executed until late in 2021. Finally, we had several illiquid securities either complete a merger or public listing during the period – the net result of which was meaningfully positive to performance. On the downside, the sale of certain illiquid private fund-of-fund positions (as mentioned above) had the most meaningful negative impact. Additionally, market hedges continued to be a drag in an up-market and legacy holdings in healthcare and hospitality real estate also negatively impacted results. Finally, in the short-run, the finalization of a restructuring and subsequent capital raise for one of our cannabis real estate holdings detracted from performance – over the medium-term, this should be a significant positive for the company.

The defensive posture and non-correlated nature of the Fund has been on full display so far during calendar year 2022, helping the fund substantially outperform traditional asset classes on a year-to date basis. As of March 31, 2022, the Fund’s portfolio was up 0.8% on NAV basis while the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index were down -5.9% and -4.6%, respectively.

While we can make no assurances about future distributions, as distributions are made at the discretion of the Board, the Fund has maintained consistent distributions. This has been higher than the ordinary income production of the portfolio during a typical year. By that strict measure, the Fund’s existing distribution policy results in distributions of capital to meet the balance of these distributions. However, there are two additional points to note in this regard. First,

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

ordinary income is reduced by tax adjustments due to activity in underlying portfolio investments that are passed along to investors – the impact of which are noted in Note [6] to the financial statements. Therefore, actual cash received by the Fund is higher than the stated taxable income and therefore covers a higher percentage of the distribution than reported above. Secondly, in managing the Fund in line with a total return strategy, the Fund routinely realizes capital gains from underlying portfolio investments. The book and tax treatment of the realized gains received from underlying portfolio investments may differ, which may reduce the amount of net capital gains recognized by the Fund for tax purposes. This book-to-tax difference in net capital gain/loss may result in return of capital distributions to shareholders – the impact of which is reported in Note [6] to the financial statements. The consistent return of realized gains is an integral and deliberate part of the Fund’s strategy.

Portfolio Activity

As a result of several factors, Fiscal Year 2022 was another year of transformation for the portfolio. This partly by design and partly a result of other non-discretionary circumstances.

First, to accommodate the listing of the Fund, we had to liquidate several holdings that were not appropriate to hold inside of a public vehicle. In terms of specific holdings, this was largely a structural consideration impacting fund-of-fund type investments that would generally be categorized as illiquid. As a result, these transactions were concluded with third party buyers after a process with an outside advisor designed to maximize value. The net result of these transactions was a cumulative net realized gain for the Fund, but with a significant impact to NAV, since these holdings had performed well and were being held significantly above cost. It also significantly increased our available cash for investment. Secondly, we continued to see other illiquid assets become liquid through mergers and direct listings. In August 2021, NewLake Capital Partners Inc. (a cannabis REIT) listed and now trades as TKR: NLCP. In October 2021, CION Investment Corp. (a BDC) listed, and now trades as TKR: CION. In December 2021, Steadfast Apartment REIT merged with Independence Realty Trust, Inc. (TKR: IRT). After the conclusion of Fiscal Year 2022, Mosaic Real Estate Credit, LLC closed its previously announced merger with Ready Capital (TKR: RC). While some lockups still apply in terms of the Fund’s near-term ability to sell the shares, the above-mentioned transactions represent $21 million of assets that moved to the liquid side of the ledger. We intend to carefully manage these positions over the next year in light of their new roles in the portfolio. Primarily, these transactions have resulted in a substantial increase in the proportion of liquid securities in the Fund – from 18% at the end of Fiscal Year 2021 to 37% at the end of Fiscal Year 2022.

Further, we have substantially unwound the options portfolio and are utilizing the options trading strategy in a limited fashion. While we believe that this strategy has been a net positive for Fund performance since inception, some of the dynamics within the options market have changed dramatically, margin requirements have increased, and we feel resources can be better utilized by leveraging existing research and strategies. To that end, we have fully implemented an internal long/short strategy (Liquid L/S) that is based on an existing strategy already managed by the Fund’s sub-adviser, Validus, which has a six-plus year track record. It is our intention for this strategy to deliver income and appreciation with below-market BETA.

During the Fiscal Year 2022, there was also a significant reduction (by approximately $5 million) in future capital commitments. At one point, late in Fiscal Year 2022, future capital commitments represented less than 1% of the Fund’s assets immediately prior to a follow-on investment in an existing sponsor’s next fund (consistent with our approach described below).

As we enter a new monetary regime globally, we think significant caution is warranted. Many illiquid alternative strategies have never been tested in such an environment and there is likely to be significant dislocations in various markets over time. In the near-term, with heightened volatility and a seeming multi-year change in Fed policy, our team will focus on adding to existing positions or investing in follow-ons to existing strategies with sponsors that we know and trust until the transition is well understood and accepted. We will continue to opportunistically evaluate new illiquid strategies, mostly those that provide higher yielding non-correlated income, but the bar will be very high. In addition, we remain committed to continuing to build out our portfolio of venture-stage direct investments – in fact, we added to a current portfolio holding in Fiscal Year 2022 and another subsequent to conclusion of Fiscal Year 2022. We believe that these investments, while requiring substantial effort in sourcing and due diligence, provide asymmetrical opportunity for the Fund – very small allocations relative to the size of the Fund, but the opportunity for gains that are multiples of the original investment. And we can also moderate our future commitments as results materialize. By focusing on earlier stage companies, we believe that multiples are less tethered to some of the public market re-pricing that is occurring mostly in the technology sector.

Destra multi-alternative fund
Manager’s Commentary (unaudited) (continued)

Finally, partly as a result of the changes described above, we are likely to maintain a higher percentage of the portfolio in liquid securities/strategies. There are several reasons for this. First, we now have a strategy in the form of the Liquid L/S portfolio that more fully leverages the expertise of Validus and can generate income and performance from excess cash until illiquid opportunities are identified. During uncertain times like we find ourselves in, more liquidity provides more portfolio flexibility – dry powder at the ready if higher hurdles on the illiquid side are met. Finally, with the Fund having lower volatility and lower correlation characteristics, the existing portfolio can absorb some incremental equity market beta on the margin in exchange for equity market upside. Nonetheless, this exposure will be carefully managed.

Perspective & Outlook

As in Fiscal Year 2021 (March 1, 2020 – February 28, 2021), Fiscal Year 2022 saw significant changes to the Fund’s portfolio. However, these changes taken as a whole, continued to position the fund into higher quality institutional strategies while taking advantage of asymmetrical risk/reward in specific asset classes.

Looking forward, we believe that volatility creates opportunity, and that greater volatility lies ahead as the market transitions to a monetary tightening backdrop. While inflation resulting from supply chain issues, wage growth across industries and COVID-19 continue to pose challenges to company margins, economists (consistent with the Fed’s view) generally believe that these factors will not negatively impact overall GDP growth. Call us a bit skeptical – both in terms of: (a) what the Fed is signaling vs. what they are likely to execute and (b) the ability for economists to forecast growth in such times. For now, we hold to the view that the latest anticipated re-acceleration in the economy (post Omicron) will be subject to continued execution risk and will continue to confound most of the pundits. We think the Fed will continue to signal incremental hawkishness to “make room” for more aggressive policy if it should need to move faster or to raise in larger increments.

From the bottom-up, over the coming year, we expect: (a) low-income housing and industrial fundamentals to remain strong; (2) real estate providers focused on the cannabis market to continue to gain traction as the industry continues to normalize; (3) the CLO market to remain robust with historically attractive spreads; and (4) direct operating company investments to progress with building, advancing, and verifying their business models as they become more attractive to follow-on capital providers.

Perhaps not surprisingly given these views, we believe it is as important as ever for investors to have exposure to non-correlated income and potential portfolio upside that is not dependent on rising equity markets.

We are excited to continue to enhance the attractiveness of the Fund’s investment portfolio and are eager to see the investments contribute positively to the Fund’s investment portfolio next year and over time.

Destra multi-alternative fund
Performance and Graphical Illustration
February 28, 2022 (unaudited)
				Inception Date: July 2, 2014
Fund / Indexes	1 Year	3 year Average Annual	5 year Average Annual	Since Inception Average Annual
Destra Multi-Alternative Fund*	1.79%	0.69%	0.05%	1.21%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.64%	3.30%	2.71%	2.62%
S&P 500 Total Return Index	16.39%	18.24%	15.17%	13.09%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Destra Capital at 877-855-3434.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 2/28/22
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Bloomberg Barclays U.S. Aggregate Bond Index
S&P 500 Total Return Index
Destra Multi-Alternative Fund*
$25,667
$12,195
$10,961
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
Feb-21
Aug-21
Feb-22

This graph illustrates the hypothetical investment of $10,000 in the Fund*, Common shares, from July 2, 2014 to February 28, 2022. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Performance represents Class I from July 2, 2014 through January 12, 2022 and Common share performance thereafter.

Destra Multi-Alternative Fund
Schedule of Investments
As of February 28, 2022
Shares/ Principal	Security	Value
	COMMON STOCKS – 25.6%
	AEROSPACE/DEFENSE – 1.3%
2,648	L3Harris Technologies, Inc.	$668,117
1,616	Northrop Grumman Corp.	714,498
		1,382,615

	AUTO MANUFACTURERS – 0.7%
3,490	Cummins, Inc.	712,379

	BANKS – 1.3%
47,558	Huntington Bancshares, Inc.	738,100
7,315	Morgan Stanley	663,763
		1,401,863

	BIOTECHNOLOGY – 0.6%
12,404	Corteva, Inc.	645,380

	CHEMICALS – 0.6%
4,847	International Flavors & Fragrances, Inc.	644,651

	ELECTRIC – 0.5%
7,227	NextEra Energy, Inc.	565,657

	FINANCIAL SERVICES – 0.6%
5,099	Blackstone Group, Inc.	649,970

	HEALTHCARE-SERVICES – 0.7%
1,630	UnitedHealth Group, Inc.	775,668

	INSURANCE – 0.5%
7,550	Principal Financial Group, Inc.	533,332

	INVESTMENT COMPANIES – 0.4%
13,128	Cion Investment Corp., Tranche A.	157,929
12,704	Cion Investment Corp., Tranche B(3)	152,829
12,704	Cion Investment Corp., Tranche C(3)	152,829
		463,587

	LISTED BUSINESS DEVELOPMENT COMPANIES – 6.7%
470,155	Owl Rock Capital Corp.	7,075,833

	MACHINERY-DIVERSIFIED – 0.4%
1,695	Rockwell Automation, Inc.	451,853

	MEDIA – 0.6%
12,254	Comcast Corp., Class A	572,997

	MINING – 1.1%
17,913	Newmont Mining Corp.	1,185,841

	MISCELLANEOUS MANUFACTURING – 1.1%
2,618	Illinois Tool Works, Inc.	566,378
1,839	Parker-Hannifin Corp.	545,061
		1,111,439
Shares/ Principal	Security	Value
	COMMON STOCKS (continued)
	OIL & GAS – 1.5%
6,284	EOG Resources, Inc.	$722,157
3,469	Pioneer Natural Resources Co.	831,173
		1,553,330

	OIL & GAS SERVICES – 0.6%
21,059	Baker Hughes Co	618,713

	PHARMACEUTICALS – 1.1%
7,560	AbbVie, Inc.	1,117,141

	RETAIL – 1.5%
2,090	McDonald’s Corp.	511,570
2,534	Target Corp.	506,217
9,092	The TJX Cos., Inc.	600,981
		1,618,768

	SEMICONDUCTORS – 1.2%
3,497	Analog Devices, Inc.	560,534
1,135	Broadcom Ltd.	666,744
		1,227,278

	SOFTWARE – 0.7%
2,268	Microsoft Corp.	677,656

	TELECOMMUNICATIONS – 0.8%
20,034	Corning, Inc.	809,374

	TRANSPORTATION – 1.1%
2,193	Union Pacific Corp.	539,368
3,067	United Parcel Service, Inc., Class B	645,358
		1,184,726
	TOTAL COMMON STOCKS (Cost $27,284,540)	26,980,051

	EXCHANGE-TRADED FUND – 1.2%
26,051	KraneShares Global Carbon ETF	1,276,499
	TOTAL EXCHANGE-TRADED FUND (Cost $1,005,891)	1,276,499

	PRIVATE COMPANIES – 9.1%
254,113	Always AI, Inc., Series A-1 Preferred Stock(1)(2)(3)	828,459
490,767	Always AI, Inc., Series B Preferred Stock(1)(2)(3)	1,599,999
23,723	Eat Just, Inc., Common Stock(1)(2)(3)	450,000
542,467	GOSITE, Inc., Series A-1 Preferred Stock(1)(2)(3)	4,700,000
497,216	Iridia, Inc., Series A-3 Preferred Stock(1)(2)(3)	828,312
1,250,000	Long Game Savings, Inc., Convertible Debt, 7.00% 09/30/2022(1)(3)	1,250,000
	TOTAL PRIVATE COMPANIES (Cost $6,615,497)	9,656,770

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2022
Shares/ Principal	Security	Value
	CONTINGENT VALUE RIGHTS – 0.2%
	PHARMACEUTICALS – 0.0%
142,000	Bristol-Myers Squibb Co.(1)(2)	$—

	REAL ESTATE – 0.2%
456,540	Hospitality Investors Trust, Inc.(1)(2)(3)	241,226
	TOTAL CONTINGENT VALUE RIGHTS (Cost $9,395,583)	241,226

	REAL ESTATE INVESTMENT TRUSTS – 32.1%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 12.3%
40,000	American Campus Communities, Inc.(4)	2,152,400
143,288	Independence Realty Trust, Inc. – REIT	3,620,888
275,000	Newlake Capital Partners, Inc.	6,613,722
4,175	Prologis, Inc., REIT	608,924
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	12,995,934

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 8.1%
306,884	Healthcare Trust, Inc., 7.375% Series A Preferred Stock(1)(3)	4,490,789
1,061,081	NorthStar Healthcare Income, Inc., Common Stock(1)(2)(3)	4,065,482
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	8,556,271

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 11.7%
715,000	Aventine Property Group, Inc., Common Stock(1)(3)	4,804,800
715,000	Treehouse Real Estate Investment Trust, Inc., Common Stock(1)(3)(5)	7,475,000
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	12,279,800
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $34,706,746)	33,832,005

	ALTERNATIVE INVESTMENT FUNDS – 43.9%
250	Arboretum Core Asset Fund, LP(3)(5)(6)	2,392,702
—	Canyon CLO Fund II LP(3)(6)(7)	10,296,549
4,113	Clarion Lion Industrial Trust(3)(6)	13,847,172
9,325	Mosaic Real Estate Credit, Class CX(1)(3)	10,221,772
—	Ovation Alternative Income Fund(3) (6)(7)	1,973,284
159	Preservation REIT 1, Inc.(3)(6)(8)	7,337,378
153	SGOF Liquidating Master, Ltd.(2)(3)(6)	249,338
	TOTAL ALTERNATIVE INVESTMENT FUNDS (Cost $32,917,476)	46,318,195
Shares/ Principal	Security	Value
	SHORT-TERM INVESTMENTS – 5.8%
	MONEY MARKET FUND – 5.8%
6,142,970	Fidelity Investments Money Market Funds – Government Portfolio, Class I, 0.01%(4)(9)	$6,142,970
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,142,970)	6,142,970
	TOTAL INVESTMENTS – 117.9% (Cost $118,068,703)	124,447,716
	Liabilities in Excess of Other Assets – (17.9)%	(18,925,229)
	TOTAL NET ASSETS – 100.0%	$105,522,487

	EXCHANGE-TRADED FUNDS SOLD SHORT – (1.8)%
(9,900)	Direxion Daily S&P 500 Bull 3X	(1,076,922)
(1,290)	iShares Transportation Average ETF	(334,368)
(9,800)	ProShares UltraPro QQQ	(514,108)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $(802,222))	$(1,925,398)

(1)    Fair valued using significant unobservable inputs ( see Note 2).

(2)    Non-income producing security.

(3)    Restricted investments as to resale (see Note 2).

(4)    All or a portion of this security is segregated as collateral for securities sold short.

(5)    Affiliated investment for which ownership exceeds 5% of the investment’s capital (see Note 10).

(6)    Investments in Alternative Investment Funds are valued using net asset value per share (or it’s equivalent) as practical expedient. See Note 2 for respective investment strategies, unfunded commitments and redemptive restrictions.

(7)    Alternative investment fund does not issue shares.

(8)    Affiliated investment for which ownership exceeds 25% of the investment’s capital (see Note 10).

(9)    The rate is the annualized seven-day yield as of February 28, 2022.

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

LP — Limited Partnership

REIT — Real Estate Investment Trusts

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 28, 2022
Percent of Net Assets
Alternative Investment Funds	43.9%
Real Estate Investment Trusts
Listed Real Estate Investment Trusts	12.3%
Private Real Estate Investment Trusts	11.7%
Non-Listed Real Estate Investment Trusts	8.1%
Common Stocks
Listed Business Development Companies	6.7%
Retail	1.5%
Oil & Gas	1.5%
Aerospace/Defense	1.3%
Banks	1.3%
Semiconductors	1.2%
Transportation	1.1%
Pharmaceuticals	1.1%
Miscellaneous Manufacturing	1.1%
Mining	1.1%
Telecommunications	0.8%
Auto Manufacturers	0.7%
Healthcare-Services	0.7%
Software	0.7%
Financial Services	0.6%
Chemicals	0.6%
Biotechnology	0.6%
Oil & Gas Services	0.6%
Media	0.6%
Electric	0.5%
Insurance	0.5%
Machinery-Diversified	0.4%
Investment Companies	0.4%
Private Companies	9.1%
Exchange-Traded Fund	1.2%
Contingent Value Rights
Real Estate	0.2%
Pharmaceuticals	0.0%
Short-Term Investments	5.8%
Liabilities in Excess of Other Assets	(17.9)%
Net Assets	100.0%
Exchange-Traded Funds Sold Short	(1.8)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of February 28, 2022
Assets:
Investments, at value (cost $103,398,575)	$107,242,636
Investments in affiliated investment for which ownership exceeds 5% of the investment’s capital, at value (cost $11,292,962)	9,867,702
Investments in affiliated investment for which ownership exceeds 25% of the investment’s capital, at value (cost $3,377,166)	7,337,378
Cash	331,780
Receivables:
Interest	65,781
Dividends	427,513
Investments sold	253,341
Prepaid expenses	163,412
Other assets	628
Total assets	125,690,171

Liabilities:
Credit facility (see note 8)	15,000,000
Due to broker	2,955,840
Securities sold short, at value (proceeds $802,222)	1,925,398
Payables:
Professional fees	101,965
Management fee (see note 3)	57,208
Interest payable	53,778
Accounting and administrative fees	35,966
Trustee fees	8,842
Transfer agent fees and expenses	8,167
Custody fees	3,873
Accrued other expenses	16,647
Total liabilities	20,167,684
Commitments and contingencies (see note 2)
Net assets	$105,522,487

Net assets consist of:
Paid-in capital	$100,364,452
Total distributable earnings	5,158,035
Net assets	$105,522,487

Common shares outstanding:*	8,963,239

Net asset value per common share:	$11.77

Market price per common share:	$7.83

Market price (discount) to net asset value per common share:	(33.47)%

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Operations
For the year ended February 28, 2022
Investment income:
Distributions from alternative investment funds	$2,773,533
Dividend income	1,256,202
Distributions from affiliated alternative investment funds	486,206
Interest income	64,928
Total investment income	4,580,869

Expenses:
Management fee (see note 3)	1,508,896
Interest expense	855,653
Professional fees	332,159
Accounting and administrative fees	237,800
Registration fees	109,255
Transfer agent fees and expenses	94,336
Shareholder reporting fees	61,070
Chief financial officer fees (see note 12)	47,999
Trustee fees (see note 12)	37,479
Custody fees	22,453
Chief compliance officer fees (see note 12)	21,807
Insurance expense	15,520
Dividends on securities sold short	7,937
Distribution fees Class C (see note 3)	59,936
Distribution fees Class T (see note 3)	13,588
Shareholder servicing fees Class C (see note 3)	19,979
Shareholder servicing fees Class A (see note 3)	133,692
Shareholder servicing fees Class T (see note 3)	6,794
Other expenses	150,800
Total expenses:	3,737,153
Expenses waived by adviser (see note 3)	(611,339)
Net expenses	3,125,814
Net investment income	1,455,055

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,131,315
Purchased options contracts	(4,103,422)
Written options contracts	3,180,422
Securities sold short	(684,744)
Total net realized gain	1,523,571

Net change in unrealized appreciation (depreciation) on:
Investments	63,299
Purchased options contracts	461,501
Written options contracts	(156,118)
Securities sold short	22,433
Affiliated Investments	(1,751,253)
Total net change in unrealized depreciation	(1,360,138)
Net realized and unrealized gain	163,433
Net increase in net assets resulting from operations	$1,618,488

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,455,055	$582,491
Net realized gain (loss)	1,523,571	(3,262,459)
Net change in unrealized depreciation	(1,360,138)	(317,710)
Net increase (decrease) in net assets resulting from operations	1,618,488	(2,997,678)

Distributions to shareholders*:
Class I	(274,862)	(200,440)
Class A	(308,374)	(370,947)
Class C	(45,861)	(58,018)
Class T	(15,669)	(19,103)
Total distributions to shareholders	(644,766)	(648,508)

Return of capital to shareholders*:
Class I	(2,542,936)	(1,907,509)
Class A	(2,852,977)	(3,530,175)
Class C	(424,290)	(552,137)
Class T	(144,967)	(181,798)
Total return of capital to shareholders	(5,965,170)	(6,171,619)

Capital transactions:
Proceeds from shares sold*:
Class I	93,109	4,286,329
Class A	13,126	39,112
Class C	—	79,450
Class T	859	368

Reinvestment of distributions*:
Class I	56,509	234,983
Class A	252,195	638,829
Class C	150,365	235,805
Class T	16,725	38,548

Cost of shares repurchased*:
Class I	(2,101,794)	(550,558)
Class A	(2,435,433)	(8,129,244)
Class C	(955,405)	(1,050,643)
Class T	(117,884)	(361,393)

Exchanges in(out)*:
Class I	74,708,806	—
Class A	(62,308,505)	—
Class C	(9,237,604)	—
Class T	(3,162,697)	—
Net decrease in net assets from capital transactions	(5,027,628)	(4,538,414)

Total decrease in net assets	(10,019,076)	(14,356,219)

Net assets:
Beginning of year	115,541,563	129,897,782
End of year	$105,522,487	$115,541,563

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets (continued)
	Year Ended February 28, 2022	Year Ended February 28, 2021
Capital share transactions:
Shares sold*:
Class I	7,597	350,959
Class A	1,086	3,292
Class C	—	7,115
Class T	74	32

Shares reinvested*:
Class I	4,636	19,466
Class A	21,069	54,037
Class C	13,197	20,866
Class T	1,444	3,352

Shares repurchased*:
Class I	(176,468)	(45,315)
Class A	(208,597)	(679,850)
Class C	(85,840)	(91,768)
Class T	(10,432)	(31,537)

Shares exchanged in(out)*:
Class I	6,145,333	—
Class A	(5,243,986)	—
Class C	(819,620)	—
Class T	(275,679)	—
Net decrease from capital share transactions	(626,186)	(389,351)

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows
For the year ended February 28, 2022
Cash flows from operating activities:
Net increase in net assets from operations	$1,618,488
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(102,452,114)
Proceeds from purchases of investments sold short	4,619,540
Proceeds from redemptions, sales, or other dispositions of investments	110,983,630
Sales of investments sold short	(5,024,375)
Net realized (gain) loss on:
Investments	(3,131,315)
Purchased options contracts	4,103,422
Written options contracts	(3,180,422)
Securities sold short	684,744
Net change in unrealized (appreciation) depreciation on:
Investments	(63,299)
Purchased options contracts	(461,501)
Written options contracts	156,118
Securities sold short	(22,433)
Affiliated investments	1,751,253
Change in operating assets and liabilities:
Receivables:
Investments sold	346,242
Interest	(65,781)
Dividends	(32,221)
Prepaid expenses	(121,408)
Payables:
Management fee	21,822
Custody fees	(784)
Accounting and administration fees	15,579
Professional fees	(76,503)
Transfer agent fees and expenses	(14,214)
Chief compliance officer fees	(2,083)
Distribution fees	(7,114)
Shareholder servicing fees	(15,024)
Trustee fees	(704)
Interest payable	(12,079)
Accrued other expenses	5,829
Net cash provided by operating activities	9,623,293

Cash flows from financing activities:
Due to broker	1,645,508
Proceeds from credit facility	15,000,000
Repayments on credit facility	(14,300,000)
Proceeds from shares sold	107,637
Payments for shares repurchased	(5,610,516)
Cash distributions paid, net of reinvestments	(6,134,142)

Net cash used in financing activities	(9,291,513)

Net change in cash and cash equivalents	331,780

Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$331,780

Supplemental disclosure of cash activity:
Interest expense on borrowings	$855,653

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$475,794
Capital share exchanges in*	$74,708,806
Capital share exchanges out*	$(74,708,806)

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated*
Period ending February 28,	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Gross expenses(3),(4)	Net expenses(3),(4),(5)	Net investment income (loss)(4),(5),(6)	Net assets, end of period (in thousands)	Portfolio turnover rate
2022	$12.28	$0.15	$0.08	$0.23	$(0.09)	$—	$(0.65)	$(0.74)	$11.77	1.79%	3.38%	2.74%	1.24%	$105,522	28%
2021	13.25	0.09	(0.34)	(0.25)	(0.07)	—	(0.65)	(0.72)	12.28	(1.58)	2.85	2.28	0.75	36,633	26
2020(7)	13.81	0.25	0.02	0.27	(0.08)	—	(0.75)	(0.83)	13.25	1.90	2.98	2.57	1.78	35,208	42
2019	14.64	0.18	(0.15)	0.03	(0.05)	—	(0.81)	(0.86)	13.81	0.17	2.37	2.18	1.25	18,879	19
2018	15.86	0.25	(0.54)	(0.29)	(0.23)	—	(0.70)	(0.93)	14.64	(2.39)	1.79	1.57	1.64	5,395	27

(1)    Based on average shares outstanding during the period.

(2)    Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)    Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense, commitment fees and dividends on securities sold short are as follows:

	Gross Expenses(4)	Net Expenses(4),(5)
2022	2.44%	1.81%
2021	2.27	1.70
2020(7)	2.11	1.70
2019	1.89	1.70
2018	1.76	1.55

(4)    Ratios do not include expenses of the underlying Alternative Investment Funds in which the Fund invests.

(5)    The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying Alternative Investment Funds in which the Fund invests. Ratios do not include net investment income of the Alternative Investment Funds in which the Fund Invests.

Credit Facility, period ended February 28:	2022	2021	2020(7)	2019	2018
Senior securities, end of period (000’s)	$15,000	$14,300	$29,300	$23,800	$15,500
Asset coverage, per $1,000 of senior security principal amount	8,035	9,084	5,433	7,475	13,062
Asset coverage ratio of senior securities	803%	908%	543%	747%	1306%

(7)    Period ended February 29.

*   The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares. Class A, C, and T shares are no longer presented for 2018-2021 as they are no longer outstanding as of February 28, 2022.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 28, 2022

1. Organization

Destra Multi-Alternative Fund (“the Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, exchange-listed closed-end management investment company.

The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on January 13, 2022 under NYSE ticker symbol “DMA.” To facilitate the listing of the Fund’s shares on the NYSE, effective January 5, 2022, the Fund redesignated its Class A, Class C and Class T shares as Class I shares and eliminated all share class designations. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or common shares (the “Common Shares”).

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Validus Growth Investors, LLC, doing business as Validus Investment Advisors, (“Validus” or the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”). See Note 3 for additional information regarding Validus, as the Fund’s Sub-Adviser.

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Cash, Cash Equivalents and Restricted Cash — Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of February 28, 2022, the Fund had no restricted cash.

Distributions to Shareholders — Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Security Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by a fair valuation committee (the “Fair Valuation Committee”) using procedures adopted by and under the supervision of the Fund’s board of trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, Management values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are categorized in Level 3 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. Certain investments in preferred stocks or private companies are generally categorized as a Level 3 in the fair value hierarchy. The Fund generally values investments in preferred stocks or private companies based on recent transactions and may initially value the investments at cost.

Valuation of Alternative Investment Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Alternative Investment Funds”). The Alternative Investment Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Alternative Investment Funds. Open-end funds are valued at their NAV per share and closed-end funds that trade on an exchange are valued as described under security valuation.

For Alternative Investment Funds, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Non-listed business development companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Adviser will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

Hedge funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the hedge fund issues an updated market valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•       Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•       Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$26,980,051	$—	$—	$26,980,051
Exchange Traded Fund	—	1,276,499	—	—	1,276,499
Private Companies	—	—	—	9,656,770	9,656,770
Contingent Value Rights	—	—	—	241,226	241,226
Real Estate Investment Trusts	—	12,995,934	—	20,836,071	33,832,005
Alternative Investment Funds	36,096,423	—	—	10,221,772	46,318,195
Short-Term Investment	—	6,142,970	—	—	6,142,970
Total Investments	$36,096,423	$47,395,454	$—	$40,955,839	$124,447,716

Liabilities*

Investments:	Level 1	Level 2	Level 3	Total
Exchange Traded Funds Sold Short	$(1,925,398)	$—	$—	$(1,925,398)
Total Investments	$(1,925,398)	$—	$—	$(1,925,398)

(1)    Alternative Investment Funds that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

*   Refer to the Schedule of Investments for industry classifications.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of February 28, 2022:

Investments	Balance as of February 28, 2021	Transfers into Level 3(1)	Transfers out of Level 3	Purchase of Investments(2)	Proceeds from Sale of Investments(3)	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Balance as of February 28, 2022
Contingent Value Rights	$—	$—	$—	$10,530,898	$—	$—	$(10,289,672)	$241,226
Private Companies	5,873,151	—	—	3,365,500	—	—	418,119	9,656,770
Non-Listed Real Estate Investment Trusts	11,982,602	—	—	251,592	(13,058,717)	—	9,380,794	8,556,271
Private Real Estate Investment Trusts	17,160,000	—	—	—	—	—	(4,880,200)	12,279,800
Alternative Investment Funds	—	10,433,656	—	—	—	—	(211,884)	10,221,772
Total Investments	$35,015,753	$10,433,656	$—	$14,147,990	$(13,058,717)	$—	$(5,582,843)	$40,955,839

(1)    Transferred to Level 3 from Practical Expedient.

(2)    Includes acquisitions and spin-offs related to corporate actions.

(3)    Includes return of capital and spin-offs related to corporate actions.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of February 28, 2022:

Investments	Fair Value as of February 28, 2022	Valuation Techniques	Unobservable Inputs	Price/Liquidity Discount	Range of inputs (Average)	Impact on Valuation from an Increase in Input
Contingent Value Rights
Hospitality Investors Trust, Inc.	$241,226	Scenario Analysis	Liquidity Discount/Earnout	$0.53	n/a	n/a

Private Companies
Always AI, Inc.	2,428,458	Cost	Transaction Price	3.26	n/a	Increase
Eat Just, Inc.	450,000	Comparable public company analysis	Revenue multiples	n/a	1.01x – 7.24x/3.10x	Increase
			EBITDA mutiples	n/a	11.7x – 19.4x/15.2x	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.42x – 7.89x/2.42x	Increase
			EBITDA mutiples	n/a	4.6x – 31.6x/15.8x	Increase
GOSITE, Inc.	4,700,000	Comparable public company analysis	Revenue multiples	n/a	1.11x – 4.36x/3.31x	Increase
			EBITDA mutiples	n/a	12.7x – 44.8x/28.1x	Increase
		Comparable acquisitions analysis	Revenue multiples	n/a	0.78x – 5.70x/2.90x	Increase
			EBITDA mutiples	n/a	8.6x – 30.6x/16.6x	Increase
Iridia, Inc.	828,312	Cost	Transaction Price	1.67	n/a	Increase
Long Game Savings, Inc.	1,250,000	Cost	Transaction Price	100.00	n/a	Increase

Non-Listed Real Estate Investment Trusts
Healthcare Trust, Inc.	4,490,789	Index Application(1)	Application of FTSE NAREIT US Health Care Index	270.74	n/a	Increase
NorthStar Healthcare Income, Inc.	4,065,482	Index Application(1)	Application of FTSE NAREIT US Health Care Index	270.74	n/a	Increase

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022
Investments	Fair Value as of February 28, 2022	Valuation Techniques	Unobservable Inputs	Price/Liquidity Discount	Range of inputs (Average)	Impact on Valuation from an Increase in Input
Private Real Estate Investment Trusts
Aventine Property Group, Inc.	4,804,800	Cost	Recent round of financing	6.72	n/a	Increase
Treehouse Real Estate Investment Trust, Inc.	7,475,000	Comparable public company analysis	AFFO multiples	n/a	13.4x – 23.8x/17.5x	Increase
			BV Equity multiples	n/a	0.9x – 3.0x/1.6x	Increase
		Comparable acquisitions analysis	BV multiples	n/a	0.76x – 3.93x/1.67x	Increase
			AFFO multiples	n/a	11.4x –35.3x/20.4x	Increase
Alternative Investment Funds
Mosaic Real Estate Credit, LLC	10,221,772	Scenario Analysis	Liquidity Discount/Earnout	1,096.17	n/a	Increase
Total Investments(2)	$40,955,839

____________

(1)    The Fund utilizes the last publicly stated NAV as published by each Non-Listed REIT, and applies a factor adjustment of the daily publicly available price per each respective index to adjust the price accordingly.

(2)    Certain Level 3 investments of the Fund, totaling fair value assets of $0, have been valued using third-party transactions, quotations, and/or historical information. These assets have been excluded from the preceding table as they are insignificant to the Fund.

AFFO — adjusted funds from operations

BV — book value

The following is the fair value measurement of Alternative Investment Funds that are measured at NAV per share (or its equivalent) as a practical expedient:

Alternative Investment Fund	Investment Strategy	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Arboretum Core Asset Fund, LP	Debt investing in leased equipment and related financings	$2,392,702	$—	Annually(1)	30 Days(1)
Canyon CLO Fund II LP	Collateralized Loan Obligations	10,296,549	136,195	Subject to advisor approval	n/a
Canyon CLO Fund III LP*	Collateralized Loan Obligations	—	15,000,000	Subject to advisor approval	n/a
Clarion Lion Industrial Trust	Industrial Real Estate	13,847,172	—	Quarterly	90 Days
Ovation Alternative Income Fund	Private Equity and Private Debt	1,973,284	—	Quarterly	180 Days
Preservation REIT 1, Inc.	Diversified Direct Real Estate	7,337,378	527,000	Subject to advisor approval	n/a
SGOF Liquidating Master, Ltd.	Liquidating trust with participated assets in private companies.	249,338	—	n/a	n/a
		$36,096,423	$15,663,195

(1)    Redemptions suspended as of February 28, 2021

*   As of February 28, 2022, $15,000,000 has been committed to for this investment but has not yet been funded by the Fund.

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

Additional information on each restricted investment held by the Fund at February 28, 2022 is as follows:

Security Description	Acquisition Date	Cost		Value	% of Net Assets
Always AI, Inc.	1/5/2021	$1,999,998		$2,428,458	2.3%
Arboretum Core Asset Fund, LP	8/2/2018	2,500,000		2,392,702	2.4
Aventine Property Group, Inc.	1/13/2021	5,492,200		4,804,800	4.6
Canyon CLO Fund II LP	2/25/2019	9,630,261		10,296,549	9.8
Cion Investment Corp., Tranche B	4/21/2014	244,349		152,829	0.1
Cion Investment Corp., Tranche C	4/21/2014	244,349		152,829	0.1
Clarion Lion Industrial Trust	6/29/2015	5,521,290		13,847,172	13.1
Eat Just, Inc.	6/11/2021	515,501		450,000	0.4
GOSITE, Inc.	7/31/2020	2,099,998		4,700,000	4.5
Healthcare Trust, Inc.	3/30/2012	4,308,323		4,490,789	4.3
Hospitality Investors Trust, Inc.	2/17/2015	9,236,371		241,226	0.2
Iridia, Inc.	2/25/2021	750,000		828,312	0.8
Long Game Savings, Inc.	3/29/2021	1,250,000		1,250,000	1.2
Mosaic Real Estate Credit, LLC	7/6/2017	9,999,997		10,221,772	9.7
NorthStar Healthcare Income, Inc.	3/29/2012	7,237,071		4,065,482	3.9
Ovation Alternative Income Fund	7/25/2014	1,888,762		1,973,284	1.9
Preservation REIT 1, Inc.	10/22/2019	3,377,166		7,337,378	7.0
SGOF Liquidating Master, Ltd.	6/2/2015	—	*	249,338	0.2
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	8,792,962		7,475,000	7.1
Total		$75,088,598		$77,357,920

*   The shares of SGOF Liquidating Master, Ltd. were transferred at no cost as result of a corporate action.

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

The Board’s considerations of the Investment Management Agreement are included in the Semi-Annual Report dated August 31, 2020 and shareholders previously approved the Investment Management Agreement, subject to the Fund’s listing. The Fund listed on the NYSE on January 13, 2022 and pursuant to such Investment Management Agreement dated January 13, 2022, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35%, based upon the Fund’s managed assets as of month-end (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Prior to January 13, 2022, under the prior investment management agreement, the Adviser was entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period. For the fiscal year ended February 28, 2022, the Adviser earned a Management Fee of $1,508,896. As of the year ended February 28, 2022, the Adviser was owed $57,208 in Management Fees, included in payables for Management Fee on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. The Board’s considerations of the Sub-Advisory Agreement are included in the Semi-Annual Report dated August 31, 2020 and shareholders previously approved the Sub-Advisory Agreement, subject to the Fund’s listing. The Fund listed on the NYSE on January 13, 2022 and pursuant to such Sub-Advisory Agreement, dated January 13, 2022, the Advisor will pay the Sub-Adviser a monthly sub-advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund) with respect to the assets allocated to the Sub-Adviser (the “Sub-Advised Assets”) equal to 50% of the advisory fee paid to the Advisor for its services to the Fund with respect to the Sub-Advised Assets, equal to a percentage of the Sub-Advised Assets’ average daily managed assets. Prior to January 13, 2022, the Sub-Adviser received a sub-advisory fee at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Effective January 13, 2022, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.53% per annum of the Fund’s average daily net assets (the “Expense Limitation”). For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment management fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, and commitment fees on any leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution fees and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses and (g) extraordinary expenses. For the fiscal year ended February 28, 2022, the Adviser waived Management Fees of $611,339.

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. Unless terminated by the Board, the Expense Limitation Agreement will continue in effect until at least January 13, 2027. The Board may terminate this Expense Limitation Agreement upon sixty (60) days’ written notice to the Adviser.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

The following amounts are subject to recapture by the Adviser by the following dates:

2/28/2023	2/29/2024	2/28/2025
$ 592,247	$ 653,254	$ 611,339

Prior to January 13, 2022, the Adviser had agreed to reduce its fees and/or absorb expenses of the Fund so that the Fund’s total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)), did not exceed the following amounts per annum of the average daily net assets of each of the prior classes of shares:

Class A	Class C	Class I	Class T
1.95%	2.70%	1.70%	2.45%

Distributor — Effective January 5, 2022 the Fund will no longer pay shareholder servicing fees or distribution fees. Prior to January 5, 2022 the Board had, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they had distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund could pay 0.25% per year of its average daily net assets attributable to each of Class A, Class C and Class T shares for such services. For the fiscal year ended February 28, 2022, the Fund incurred shareholder servicing fees of $133,692, $19,979, and $6,794 for Class A, Class C and Class T shares, respectively. The Class C and Class T shares also paid to Destra Capital Investments, LLC (the “Distributor”) a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class C and Class T shares. Under the Distribution Plans, the Fund paid 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class T shares, respectively. For the fiscal year ended February 28, 2022, the Fund incurred distribution fees of $59,936 and $13,588 for Class C and Class T shares, respectively.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 28, 2022, amounted to $31,835,381 and $40,034,017, respectively. The total securities sold short and covered amounted to $0 and $1,737,601, respectively.

5. Prior Repurchase Offers

Prior to January 13, 2022, the Fund operated as an interval fund under the 1940 Act. Pursuant to Rule 23c-3 under the 1940 Act, the Fund had adopted a fundamental policy to offer to repurchase a specified percentage of its outstanding shares at the NAV at regular intervals. Consequently, once each year, the Fund offered to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund (“Repurchase Offer”). There was no guarantee that a shareholder would be able to sell all of the shares tendered in a Repurchase Offer.

After listing, the Fund’s shares will generally only be available for purchase in the secondary market at prevailing market prices rather than at NAV. The listing may also make the Fund’s shares more widely available. The Fund will no longer conduct annual repurchase offers for at least 5% and up to 25% of the outstanding Common Shares at NAV in connection with the Fund’s listing on the NYSE.

During the fiscal year ended February 28, 2022, the Fund had one Repurchase Offer as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
March 18, 2021	April 22, 2021	5%	5%	478,474

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

6. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the tax year ended September 30, 2021. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended February 28, 2022. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At February 28, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$111,508,656
Gross unrealized appreciation	30,018,085
Gross unrealized depreciation	(19,004,423)
Net unrealized appreciation(depreciation)	$11,013,662

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. The cost includes the proceeds from securities sold short.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These reclassifications are due primarily to the prior-year true up of return of capital distributions paid and net operating losses.

For the tax year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to Paid-in Capital and distributable earnings as follows:

Paid-in Capital	Distributable Earnings/(Deficit)
$ (603,921)	$ 603,921

As of September 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(6,247,088)
Unrealized appreciation/(depreciation) on investments	8,823,194
Total distributable earnings	$2,576,106

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

The tax character of distributions paid during the tax years ended September 30, 2021 and February 28, 2021 were as follows:

	September 30, 2021	February 28, 2021
Distributions paid from:
Ordinary income	$—	$648,508
Return of Capital	3,919,147	6,171,619
Net long-term capital gains	—	—
Total distributions paid	$3,919,147	$6,820,127

The fund utilized $2,605,092 of its capital loss carryforwards during the tax year ended September 30, 2021.

At September 30, 2021, the Fund had an accumulated non-expiring capital loss carryforward as follows:

Short-term	$4,902,598
Long-term	—
Total	$4,902,598

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund has $1,311,719 in Qualified late-year losses, which are deferred until the tax year ended September 30, 2022. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of February 28, 2022, Cede & Co., for the benefit of its customers, owned approximately 98% of the Fund.

8. Credit Facility

On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Barclays Credit Facility”). Effective January 8, 2021, the Barclays Credit Facility was extended for an additional nine month term expiring on October 4, 2021. The Fund could have borrowed an amount up to the lesser of the Barclays Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Barclays Credit Facility was equal to 1-month LIBOR plus 4.75% per annum. During the period of March 1, 2021 to October 4, 2021, the average principal balance and weighted average interest rate was approximately $14,300,000 and 4.85% per annum, respectively, and the maximum outstanding balance of the Barclays Credit Facility was $14,300,000. The Barclays Credit Facility was fully repaid and the account closed on October 5, 2021.

On October 5, 2021, the Fund entered into a secured, revolving line of credit facility with Nexbank (the “Nexbank Credit Facility”). The Fund may borrow an amount up to the lesser of the Nexbank Credit Facility maximum commitment financing of $15,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Nexbank Credit Facility is equal to the 1-month U.S. Treasury rate plus 4.50% per annum, with a 4.75% floor and an initial maturity date of October 5, 2022. During the period of October 5, 2021 to February 28, 2022, the average principal balance and weighted average interest rate was approximately $15,000,000 and 4.75% per annum, respectively, and the maximum outstanding balance of the Nexbank Credit Facility was $15,000,000. At February 28, 2022 the principal balance outstanding was $15,000,000 at an interest rate of 4.75% per annum.

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

9. Other Derivative Information

The effects of derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of February 28, 2022 by risk category are as follows:

Derivative Assets (Liabilities)	Risk Category Equity Risk
Purchased Options Contracts	$—
Written Options Contracts	—
Total	$—
Derivative Realized Gain (Loss)	Risk Category Equity Risk
Purchased Options Contracts	$(4,103,422)
Written Options Contracts	3,180,422
Total	$(923,000)
Derivative Unrealized Appreciation (Depreciation)	Risk Category Equity Risk
Purchased Options Contracts	$461,501
Written Options Contracts	(156,118)
Total	$305,383

10. Affiliated Investments

As of February 28, 2022, investments in the Fund were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of each investment’s total capital. The Fund, and its affiliates, do not exercise management or control over these Alternative Investment Funds. The Fund does not have voting power or investment discretion for these investments. The activity resulting from these investments is identified in the Statement of Operations as transactions with an affiliated investment. A listing of these affiliated investments (including activity during the year ended February 28, 2022) is shown below:

Affiliated Investment Fund	Shares 2/28/2021	Shares 2/28/2022	Fair Value 2/28/2021	Purchases of Investment	Proceeds from Sales of Investment(1)	Net Realized Gain (Loss) on Investment	Net Change in Unrealized Appreciation (Depreciation) on Investment	Fair Value 2/28/2022	Distributions from Affiliated Investment Funds
Ownership exceeds 5% of the investment’s capital:
Arboretum Core Asset Fund, LP	250	250	$2,362,475	$—	$—	$—	$30,227	$2,392,702	$175,000
Treehouse Real Estate Investment Trust, Inc.	715,000	715,000	10,582,000	—	—	—	(3,107,000)	7,475,000	—
Total			12,944,475	—	—	—	(3,076,773)	9,867,702	175,000

Ownership exceeds 25% of the investment’s capital:
Preservation REIT 1, Inc.	159	159	7,588,701	—	(1,576,843)	—	1,325,520	7,337,378	311,206
Total			7,588,701	—	(1,576,843)	—	1,325,520	7,337,378	311,206
Total Affiliated Investments			$20,533,176	$—	$(1,576,843)	$—	$(1,751,253)	$17,205,080	$486,206

(1)    Includes return of capital.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

11. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Recent Market and Economic Developments — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the Fund’s investments depend on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Alternative Investment Funds (AIFs) Risk — AIFs are subject to management and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in AIFs and also may be higher than other funds that invest directly in stocks and bonds. Each AIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.

BDC Risk — BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Credit and Counterparty Risk — Credit Risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Real Estate Industry Trust (REIT) Concentration Risk — The Fund concentrates its investments in REITs and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

Valuation Risk — Illiquid securities must be valued by the Fund using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Non-Diversified Risk — Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Common Share price than would a diversified fund.

Destra Multi-Alternative Fund
Notes to Financial Statements (continued)
February 28, 2022

12. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended February 28, 2022 are disclosed in the Statement of Operations as chief financial officer fees.

The Fund’s Chief Compliance Officer monitors and tests the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. At a special meeting of the Board held on April 26, 2021, the Board accepted the resignation of Jane Hong Shissler as Chief Compliance Officer effective on or about May 14, 2021. In conjunction with the resignation, the Board approved the appointment of Cory Gossard, an employee of PINE, as the new Chief Compliance Officer of the Fund. Consequently, the fees paid by the Fund for the year ended February 28, 2022, as disclosed in the Statement of Operations, reflect compensation (i) paid to Ms. Shissler from March 1, 2021 to approximately May 14, 2021 and (ii) paid to PINE that is attributable to the services provided by Mr. Gossard as Chief Compliance Officer to the Fund from approximately May 14, 2021 to February 28, 2022.

13. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 31, 2022, the Fund paid a distribution of $.0593 per Common Share to shareholders of record on March 21, 2022. On April 29, 2022, the Fund paid a distribution of $.0599 per Common Share to shareholders of record on April 19, 2022. The Board of Trustees has approved a change in the Fund’s fiscal year so that commencing after the fiscal year ended February 28, 2022, it will run from April 1 through March 31. There will be an annual report filed which will cover the stub period from March 1, 2022 to March 31, 2022.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of February 28, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended February 28, 2019, and prior, were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and underlying fund managers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

April 29, 2022

Destra Multi-Alternative Fund
Additional Information
February 28, 2022 (Unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Common Shares of the Fund or of any securities mentioned in this report.

Proxy Voting — Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor form, N-Q). The Fund’s Form N-PORT (or its predecessor form, N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Corporate Dividends Received Deduction

For the tax year ended September 30, 2021, 0% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Multi-Alternative Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Multi-Alternative Fund designates income dividends of 0% as qualified dividend income paid during the tax year ended September 30, 2021.

Distributable Cash Flow

The table below has been included to provide additional insight in regards to distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the year ended February 28, 2022, only 69% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 86% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Destra Multi-Alternative Fund
Additional Information (continued)
February 28, 2022 (Unaudited)
	For the Year Ended February 28, 2022 (Unaudited)	For the Year Ended February 28, 2021 (Unaudited)
Gross Income Per Statement of Operations:	$4,580,869	$3,485,331
Tax Adjustments Attributable to Underlying Investments(1):	1,087,384	725,720
Total Distributions, Dividends and Interest from Underlying Investments:	5,668,253	4,211,051
Distributions to Shareholders:	$(6,609,936)	$(6,820,127)
Gross Distribution Coverage Ratio:	86%	62%
Total Net Fees and Expenses (breakdown)
Total Fees & Expenses:	$3,737,153	$3,556,094
Fees and Expenses Waived (added back):	(611,339)	(653,254)
Total Net Fees & Expenses:	3,125,814	2,902,840
Net Distributable Income:	$2,542,439	$1,308,211
Distribution Coverage Ratio Excluding Net Realized Gain/(Loss):	38%	19%
Net Realized Gain/(Loss):	$1,523,571	$(3,262,459)
Distribution Coverage Ratio Including Net Realized Gain/(Loss):	62%	(29)%

(1)    Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

Destra Multi-Alternative Fund
Trustees and Officers Information
February 28, 2022 (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as “Independent Trustees” or “Trustees”). None of the Independent Trustees has ever been a Trustee, or employee of, or consultant to, Destra Capital Advisors LLC, DFC Preferred Advisors LLC or their affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of February 28, 2022 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past 5 years
Independent Trustees
John S. Emrich, CFA Birth Year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Michael S. Erickson Birth Year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth Year: 1966	November 2018	Retired (2014 to present).	4	None
Nicholas Dalmaso(2) Chairman Birth Year: 1965	November 2018

Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).

			4	None

(1)    The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

(2)    Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Destra Multi-Alternative Fund
Trustees and Officers Information (continued)
February 28, 2022 (Unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) during the past 5 years
Robert Watson Birth Year: 1965	President since 2018	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Jake Schultz Birth Year: 1996	Secretary since 2021*

Partner & Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018 – 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.

Marcie McVeigh Birth Year: 1979	Assistant Treasurer since 2020

Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Ken Merritt Birth Year: 1961	Assistant Secretary since 2021**

Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.

Cory Gossard Birth Year: 1972	Chief Compliance Officer since 2021*	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014-2020).

*   Appointed at a special meeting of the Board held on April 26, 2021.

** Appointed at a meeting of the Board held on May 25, 2021.

The address for each executive officer is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434, or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information
Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffery S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	Validus Growth Investors, LLC,
d/b/a Validus Investment Advisors
San Diego, California
Cory Gossard
	Chief Compliance Officer	Transfer Agent
AST
	Marcie McVeigh	Brooklyn, NY
Assistant Treasurer
Administrator and Accounting Agent
	Jake Schultz	UMB Fund Services Inc.
	Secretary	Milwaukee, WI

	Ken Merritt	Custodian
	Assistant Secretary	UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

•       If your shares are held in a Brokerage Account, contact your respective Broker.

Item 1. Reports to Stockholders Continued.

(b) not applicable.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal year 2022 and fiscal year 2022 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended February 28, 2022	$54,000
Fiscal year ended February 28, 2021	$48,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended February 28, 2022	$20,000
Fiscal year ended February 28, 2021	$15,000

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended February 28, 2022	$13,000
Fiscal year ended February 28, 2021	$9,000

(d) All Other Fees.

Fiscal year ended February 28, 2022	None
Fiscal year ended February 28, 2021	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies of the Adviser are included as Appendix A.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Mark C. Scalzo

Portfolio Manager — Mr. Scalzo, Chief Investment Officer of the Sub-Adviser, is the Fund’s Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since November 2012, has served the Fund as a Portfolio Manager since March 2015 and is responsible for portfolio management, investment strategy creation, and security-specific research. Mr. Scalzo founded Validus in 2012 and is the primary decision-maker for all of Validus’ investment strategies. From June 2014 to July 2020, Mr. Scalzo was also the Chief Investment Officer of Validus’ affiliated registered investment adviser, Pinhook. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Prior to that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. Mr. Scalzo is Series 7, Series 24, Series 65 and Series 79 licensed.

Zach Leeds

Assistant Portfolio Manager — Mr. Leeds, Assistant Portfolio Manager at the Sub-Adviser, is the Fund’s Assistant Portfolio Manager. Mr. Leeds is responsible for helping to identify investment opportunities, primary due diligence on illiquid securities, maintaining proprietary scoring across Validus’ strategies, security-specific research, GIPS compliance and verification, and performance reporting while participating in various parts of the portfolio management process. Prior to joining Validus in 2016, Mr. Leeds was an equity analyst at Ford Equity Research, covering roughly 1,000 publicly traded companies. Prior to that, Mr. Leeds interned at the U.S. Department of the Treasury. Mr. Leeds graduated with a B.A. from the University of California Santa Barbara. He holds a certificate in corporate finance from the University of California Los Angeles. He is a CFA Level II candidate.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of February 28, 2022, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$105,114,346	1	$431,509

Because Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of February 28, 2022, Zach Leeds was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$105,114,346	1	$431,509

(a)(3) Compensation Structure of Portfolio Manager(s)

Mark Scalzo and Zach Leeds are compensated through a salary and incentive bonus.

(a)(4) Disclosure of Securities Ownership

As of February 28, 2022, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Mark C. Scalzo	$0
Zach Leeds	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a), Section 302 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b), Section 906 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert Watson

Robert Watson

(Principal Executive Officer)

Date 5/09/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Watson

Robert Watson

(Principal Executive Officer)

Date 5/09/22

By (Signature and Title)

/s/ Derek Mullins

Derek Mullins, Chief Financial Officer

(Principal Financial Officer)

Date 5/09/22

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting. The Board oversees voting policies and decisions for each Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy.

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by investment companies to file reports with the SEC containing their proxy voting record for the most recent 12-month period ended June 30. Form N-PX must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

●	The name of the issuer of the Fund security;

●	The exchange ticker symbol of the Fund security;

●	The CUSIP number (may be omitted if it is not available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief description of the matter voted on;

●	Whether the matter was proposed by the issuer or the security holder;

●	Whether the Fund cast its vote on the matter;

●	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

●	Whether the Fund cast its vote for or against management

Compliance Process:

●	Destra has engaged Glass Lewis to record proxy votes elected by the Sub-Adviser

●	At the time a Fund manager votes proxies on behalf of a Fund, the Fund manager shall record the vote via Glass Lewis.

●	The Fund manager shall grant access to the CCO with respect to all proxy voting records.

●	At least 30 days prior to August 31, the CCO shall review appropriate proxy voting records as obtained by Glass Lewis or the Sub-Adviser.

●	The CCO or his/her designee shall compile all proxy voting records for the 12-month period ended June 30 and complete Form N-PX.

●	The completed Form N-PX shall be sent to the Administrator, who shall file Form N-PX with the SEC by August 30 of each year.

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